UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

Form 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) November 29, 2016

Flushing Financial Corporation
(Exact name of registrant as specified in its charter)

001-33013
(Commission File Number)

Delaware
(State or other jurisdiction of incorporation)
11-3209278
(IRS Employer Identification No.)
220 RXR Plaza, Uniondale, New York , 11556
(Address of principal executive offices)

(718) 961-5400
(Registrant's telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01. Other Events.

Flushing Financial Corporation, the parent holding company for Flushing Bank, announced that the Board of Directors declared a quarterly dividend on its common stock of $0.17 per common share, payable on December 30, 2016 to shareholders of record at the close of business on December 9, 2016. Attached as Exhibit 99.1 is the press release of Flushing Financial Corporation dated November 29, 2016.

The information furnished under Item 8.01 and Item 9.01 of this Current Report on Form 8-K, including the exhibit, shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to liabilities under that Section, nor shall it be deemed incorporated by reference in any registration statement or other filings of Flushing Financial Corporation under the Securities Act of 1933, as amended, except as shall be set forth by specific reference in such filing.

Item 9.01. Financial Statements and Exhibits.

99.1. Press release of Flushing Financial Corporation dated November 29, 2016. "Flushing Financial Corporation Declares Quarterly Dividend of $0.17 per Share"

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Flushing Financial Corporation

Date: November 29, 2016	By:	/s/ Susan K. Cullen
Susan K. Cullen
	Title:	Senior Executive Vice President and Chief Financial Officer